Exhibit 10.11

                      Sino-Foreign Joint Venture Agreement


Party A: Migration Developments Limited

Party B: Shanghai Dongyi Scientific Technology Engineering Co.


This Agreement is hereby made on 7th July 2000 between Party A and Party B under the following terms and conditions:

1) Party A and Party B entered into an agreement to form a new company named Shanghai Shangyi Science and Trade Information Consulting Co., Ltd. ("Shangyi), with a registered capital of US$180,000.00.

2) Party A owns 70% of Shangyi and Party B the remaining 30%. The two parties have contributed US$ 126,000.00 and US$ 54,000.00 respectively.

3) Shangyi agrees to acquire 100% of the equity interests of Shanghai Tongji Construction Materials Technology Sales Services Co., Ltd. at an aggregate price of RMB 1,457,140.00. That consists of RMB 1,020,000.00 from Migration Developments Limited and RMB 437,140.00 from Shanghai Dongyi Scientific Technology Engineering Co.



     Party A:                           Party B:
     Migration Developments Limited     Dongyi Scientific Technology Engineering
                                        Co.
     Signed by C.K. Wong                Signed by Wang Jin Quan
     Director                           Director

     Date: 2000/7/7                     Date: 2000/7/7